SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 12, 2001





                                 FMC CORPORATION
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             (Exact name of registrant as specified in its charter)




             Delaware                       1-2376               94-0479804
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    (State or other jurisdiction         (Commission         (I.R.S. Employer
          of incorporation)              File Number)       Identification No.)




                200 East Randolph Drive, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)




                                 (312) 861-6000
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                         Registrant's telephone number,
                               including area code


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PAGE 2

Item 9.   Regulation FD Disclosure.
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     A chemical industry investor conference, sponsored by Salomon Smith Barney, was held on December 5, 2001 in New York City, New York. Slides used in the presentation made at the conference by Bill Walter, President and Chief
Executive Officer are attached hereto as an exhibit to this report. These slides may also be accessed at the company's website (www.fmc.com), where the
                                               -----------
presentation can be replayed via a webcast that will be available for approximately thirty days. The posting and furnishing of this information is not intended to, and does not, constitute a determination by FMC Corporation that the information is material or that investors should consider this information before deciding to buy or sell FMC securities.


Exhibit
Index                      Topic                             Presenter
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Exhibit 99a                Corporate Overview                Bill Walter
                           -  FMC Reorganization
                           -  Introduction and
                              Summary of Results
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PAGE 3


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 FMC CORPORATION


                                 By /s/ William H. Schumann III
                                 ---------------------------------------------
                                 William H. Schumann III
                                 Senior Vice President and
                                 Chief Financial Officer


Date: December 12, 2001